                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               BLAIR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                            ------------------------

                NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS OF
                               BLAIR CORPORATION

                     to be held on Tuesday, April 16, 2002

                            ------------------------

TO THE STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders of Blair Corporation (the "Company"), a Delaware corporation, will be held in the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania, on Tuesday, April 16, 2002, at 11:00 a.m., for the following purposes:

     1. To elect thirteen directors to serve for a term of one year and until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the year 2002; and

     3. To transact such other business as may lawfully come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 22, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, or any postponements or adjournments thereof.

     To assure that your shares are represented at the meeting, please date, sign and return the enclosed proxy. A postage-paid, self addressed envelope is enclosed for your convenience in returning the proxy. If you decide to attend the meeting, you may revoke the proxy at any time before it is voted.

                                                        DAVID A. BLAIR
                                                        Secretary

Dated: March 15, 2002
       Warren, Pennsylvania

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                                                                  March 15, 2002

                                PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement solicits proxies on behalf of the management of Blair Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company, to be held at 11:00 a.m. on Tuesday, April 16, 2002, at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania. The Company's principal executive offices are located at 220 Hickory Street, Warren, Pennsylvania 16366.

     Under Delaware law, any person giving a proxy pursuant to this solicitation may revoke it at any time before it is voted by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The shares represented by proxies received by the Company's management will be voted at the meeting, or at any adjournment thereof, in accordance with the specifications made therein. If no specification is made on a proxy card, it will be voted FOR the nominees listed on the proxy card and FOR the other matters specified on the proxy card. All proxies not voted will not be counted toward establishing a quorum. Stockholders should note that while broker non-votes and votes for ABSTAIN will count toward establishing a quorum, passage of any proposal considered at the Annual Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of the proxy card, however, confers on the designated proxy holders discretionary authority to vote the shares of Common Stock in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A copy of the 2001 Annual Report of the Company, including financial statements and a description of the Company's operations for 2001, accompanies this Proxy Statement, but is not incorporated in this Proxy Statement by this reference. This Proxy Statement, Notice of Meeting and the enclosed proxy card are first being mailed to stockholders on or about March 15, 2002.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

     The close of business on February 22, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. As reported by the transfer agent, there were 7,969,869 shares of the Company's Common Stock outstanding as of the Record Date.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company's Common Stock outstanding on February 22, 2002 will constitute a quorum. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being furnished by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of Ernst & Young LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a plurality of the votes cast without regard to either (a) broker non-votes, or (b) proxies marked ABSTAIN as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Company, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

PRINCIPAL HOLDERS OF COMMON STOCK

     (a) Security Ownership of Certain Beneficial Owners. The table below sets forth information as of February 22, 2002 with respect to each person and institution known to the Company's management to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's Common Stock.

NAME AND ADDRESS                                   AMOUNT AND NATURE OF       PERCENT
OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP      OF CLASS*
-------------------                                --------------------      ---------
The PNC Financial Services Group, Inc.
249 5th Avenue
Pittsburgh, PA 15222.............................        686,883(1)             8.62%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401...........................        657,500(2)             8.25%

FMR Corp.
82 Devonshire Street
Boston, MA 02109.................................        800,700(3)            10.05%

Paradigm Capital Management, Inc.
Nine Elk Street
Albany, NY 12207.................................        504,515(4)             6.33%

Advisory Research, Inc.
180 North Stetson Street, Suite 5780
Chicago, IL 60601................................        502,654(5)             6.31%

Joseph L. Harrosh
40900 Grimmer Blvd.
Fremont, CA 94538................................        794,200(6)             9.97%

---------------

 * For purposes of calculating the percent of class ownership, the figure used for the amount of outstanding Common Stock is 7,969,869, which amount represents the figure reported as outstanding by the transfer agent as of the Record Date.

(1) All of these shares are held by PNC Bank, N.A., a wholly owned subsidiary of PNC Bancorp, Inc. which is itself a wholly owned subsidiary of PNC Financial Services Group, Inc., in a safekeeping agency account with the Depository Trust Company, as of December 31, 2001. PNC Bank, N.A. serves as the trustee, administrator or registered owner of a number of separate trusts, custodial and estate accounts which are the record or beneficial owners of these shares of the Company's Common Stock.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 12, 2002 by PNC Financial Services Group.

(2) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 657,500 shares of the Company's Common Stock as of December 31, 2001, all of which shares are held in portfolios of four registered investment companies, for which Dimensional serves as investment advisor, and certain other investment vehicles, including comingled group trusts and separate accounts, for which Dimensional serves as investment manager. All of the shares are owned by the portfolios and Dimensional disclaims beneficial ownership of all such shares.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on January 30, 2002 by Dimensional Fund Advisors, Inc.

(3) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 800,700 shares of the Common Stock outstanding of the Company as of December 31, 2001, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 800,700 shares of the Common Stock outstanding of the Company as of December 31, 2001. The Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109.

    Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity and the Fidelity Funds (the "Funds"), each has sole power to dispose of the 800,700 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

    Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12% and Abigail P. Johnson, a Director of FMR Corp, owns 24.5% of the aggregate outstanding voting stock of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 13, 2002 by FMR Corp.

(4) Paradigm Capital Management, Inc. ("Paradigm"), a registered investment advisor, is deemed to have beneficial ownership of 504,515 shares of the Company's Common Stock as of December 31, 2001. All of such shares are owned by advisory clients of Paradigm.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 14, 2002 by Paradigm Capital Management, Inc.

(5) This information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 12, 2002 by Advisory Research, Inc.

(6) This information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on January 2, 2002 by Joseph L. Harrosh.

    (b) Security Ownership of Management. The following table sets forth, as of February 22, 2002, certain information with respect to the Company's Common Stock owned beneficially by each director and nominee for election as a director, all of the named executive officers included below under "Executive Compensation," and by all directors and executive officers of the Company as a group.

                                                NUMBER OF SHARES
NAME OF                                          AND NATURE OF                         PERCENT
BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP (1)                  OF CLASS**
----------------                            ------------------------                  ----------
David A. Blair............................           47,212(2)(3)(4)(7)                      *
Robert W. Blair...........................          283,473(3)(4)                        3.56%
Steven M. Blair...........................           30,162(4)(7)                            *
Robert D. Crowley.........................           19,682(4)(7)                            *
Harriet Edelman...........................               --(8)                               *
John O. Hanna.............................            8,950(4)                               *
Gerald A. Huber...........................            4,010(4)(8)(9)                         *
Craig N. Johnson..........................            3,900                                  *
Murray K. McComas.........................           58,775(4)(8)                            *
Thomas P. McKeever........................           21,367(7)                               *
Ronald L. Ramseyer........................              325                                  *
Kent R. Sivillo...........................           19,577(7)                               *
Blair T. Smoulder.........................           37,717(4)(7)                            *
John E. Zawacki...........................           36,496(4)(7)                            *
All directors and executive officers as a
  group (includes 26 persons).............          713,660(2)(3)(4)(5)(6)(7)(8)         8.95%

---------------

 *  Does not exceed 1%

** For purposes of calculating the percent of class ownership, the figure used for the amount of outstanding Common Stock is the number of shares of Common Stock reported as outstanding by the transfer agent as of the Record Date (7,969,869).

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Such share totals include, with respect to David A. Blair, 39,500 shares held in a revocable trust established by David A. Blair and administered by a commercial bank.

(3) The share totals include the following shares of stock held by a bank as trustee for the benefit of the indicated nominee, as to which the indicated nominees have no voting or investment power, beneficial interest in which shares is disclaimed by such nominees: Robert W. Blair (43,583 shares) and David A. Blair (217 shares).

(4) The share totals include the following shares of Common Stock held by and for the benefit of members of the immediate families of certain nominees and executive officers, as to which the indicated nominees and executive officers have no voting or investment power, beneficial interest in which is disclaimed by such nominees and executive officers: David A. Blair (2,995 shares), Robert W. Blair (7,160 shares), Steven M. Blair (7,500 shares), Robert D. Crowley (10,700 shares), John O. Hanna (1,200 shares), Gerald A. Huber (10 shares), Murray K. McComas (980 shares), Blair T. Smoulder (8,900 shares) and John E. Zawacki (18,329 shares).

(5) The share totals include 4,038 shares of Common Stock which are held by or for the benefit of members of the immediate families of executive officers of the Company not identified individually in this chart, as to which such executive officers have no voting or investment power, beneficial interest in which is disclaimed by such executive officers.

(6) Such share totals include an aggregate of 7,100 shares of Common Stock jointly owned by the directors and executive officers with their spouses.

(7) The share totals include the following shares of Common Stock underlying stock options granted by the Company, which are exercisable within 60 days of the Record Date: David A. Blair (500 shares), Steven M. Blair (1,167 shares), Robert D. Crowley (1,334 shares), Thomas P. McKeever (1,667 shares), Kent R. Sivillo (1,500 shares), Blair T. Smoulder (2,667 shares), John E. Zawacki (5,667 shares), and all directors and executive officers listed as a group (30,173).

(8) The share totals do not include the following shares which were deferred pursuant to the Company's Stock Accumulation and Deferred Compensation Plan for non-management directors: Harriet Edelman (575 shares), Gerald A. Huber (1,500 shares), and Murray K. McComas (1,500 shares).

(9) Gerald A. Huber will retire as a director effective as of the close of business on April 15, 2002 and will not stand for reelection.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     One of the purposes of the meeting is to elect thirteen directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The persons named in the proxy intend to vote the proxy for the election as directors of the nominees named below. If, however, any nominee is unwilling or unable to serve as a director, which is not now expected, the persons named in the proxy reserve the right to vote for such other person as may be nominated by management. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

     The table below sets forth the name of each nominee for election as a director and the nominee's age, position with the Company, business experience and principal occupation during the past five years, and family relationships with other directors. With the exception of Harriet Edelman, who was appointed as a director on July 17, 2001, and Ronald L. Ramseyer, who was appointed as a director on November 15, 2001, all of the nominees were elected as directors at the Company's 2001 Annual Meeting of Stockholders.

                                                                        BUSINESS
                               POSITION WITH      DIRECTOR         EXPERIENCE DURING
        NAME          AGE         COMPANY          SINCE            PAST FIVE YEARS
        ----          ---         -------          -----            ---------------
David A. Blair(1)...  51         Director,          1988     Secretary and Director of
                              Secretary, and                 Customer Services for the past
                                Director of                  five years.
                             Customer Services

Robert W.
  Blair(1)..........  71    Director and Member     1962     Member of Executive Committee,
                               of Executive                  January, 2000 - present and
                                 Committee                   April, 1968 - December, 1990;
                                                             Executive Vice President,
                                                             January, 1990 - December,
                                                             1990; Secretary, July, 1963 -
                                                             December, 1990.

Steven M.
  Blair(2)..........  58       Director and         1986     Vice President (Customer
                              Vice President                 Services) for the past five
                            (Customer Services)              years.

Robert D. Crowley...  52     Director and Vice      1994     Vice President (Menswear) for
                                 President                   the past five years.
                                (Menswear)

Harriet Edelman.....  46         Director           2001     Chief Information Officer,
                                                             Avon Products, Inc., New York,
                                                             NY, January, 2000 - present;
                                                             Senior Vice President, Avon
                                                             Products, Inc., New York, NY,
                                                             May, 1998 - January, 2000;
                                                             Vice President (Customer
                                                             Service) Avon Products, Inc.,
                                                             New York, NY, November, 1995 -
                                                             May, 1998.

                                                                        BUSINESS
                               POSITION WITH      DIRECTOR         EXPERIENCE DURING
        NAME          AGE         COMPANY          SINCE            PAST FIVE YEARS
        ----          ---         -------          -----            ---------------
John O. Hanna.......  70    Director and Member     1992     Member of Executive Committee,
                               of Executive                  January, 2000 - present;
                                 Committee                   Chairman of the Board of
                                                             Directors, Northwest Bancorp,
                                                             Inc., Warren, PA, July, 2001 -
                                                             present; Director, President
                                                             and Chief Executive Officer,
                                                             Northwest Bancorp, Inc.,
                                                             Warren, PA, November, 1994 -
                                                             July, 2001; Chairman,
                                                             Northwest Savings Bank,
                                                             Warren, PA, July, 1998 -
                                                             present; Director, President
                                                             and Chief Executive Officer,
                                                             Northwest Savings Bank,
                                                             Warren, PA, January, 1972 -
                                                             July, 1998; Director,
                                                             Jamestown Savings Bank,
                                                             Jamestown, NY, November, 1995
                                                             - present; President and Chief
                                                             Executive Officer, Jamestown
                                                             Savings Bank, Jamestown, NY,
                                                             July, 1998 - present.

Craig N. Johnson....  60    Director and Member     1997     Member of Executive Committee,
                               of Executive                  January, 2000 - present;
                                 Committee                   Managing Director and Partner,
                                                             Glenthorne Capital, Inc.,
                                                             Philadelphia, PA, February,
                                                             1994 - February, 2002.

Murray K. McComas...  65      Chairman of the       1977     Chairman of the Board and
                            Board and Member of              Member of Executive Committee
                            Executive Committee              for the past five years;
                                                             President and Chief Executive
                                                             Officer, October, 1987 -
                                                             December, 1999.

Thomas P.
  McKeever..........  53     Director and Vice      1994     Vice President (Corporate
                                 President                   Affairs and Human Resources)
                            (Corporate Affairs               for the past five years;
                                 and Human                   Member of Executive Committee,
                                Resources)                   October, 1996 - January, 2000;
                                                             Director, Blair Holdings,
                                                             Inc., September, 1996 -
                                                             September, 2001; Manager and
                                                             Vice President, Blair Payroll
                                                             LLC, May, 2000 - present.

Ronald L.
  Ramseyer..........  59         Director           2001     President of Direct Marketing,
                                                             Bass Pro Shops, Springfield,
                                                             MO, April, 2001 - present;
                                                             President and Chief Executive
                                                             Officer, Macy's By Mail, Inc.,
                                                             September, 1997 - March, 2001;
                                                             Senior Vice President,
                                                             Talbots, Inc., April, 1991 -
                                                             September, 1997.

                                                                        BUSINESS
                               POSITION WITH      DIRECTOR         EXPERIENCE DURING
        NAME          AGE         COMPANY          SINCE            PAST FIVE YEARS
        ----          ---         -------          -----            ---------------
Kent R. Sivillo.....  55      Director, Vice        1996     Vice President and Treasurer
                              President, and                 for the past five years;
                                 Treasurer                   Director, Blair Holdings,
                                                             Inc., September, 1993 -
                                                             September, 2001; President,
                                                             Blair Holdings, Inc.,
                                                             September, 1996 - September,
                                                             2001; Manager and Treasurer,
                                                             Blair Payroll LLC, May, 2000 -
                                                             present; Director and
                                                             Treasurer, Blair Credit
                                                             Services Corporation,
                                                             December, 2000 - present.

Blair T. Smoulder...  59       Director and         1986     Executive Vice President for
                              Executive Vice                 the past five years; Member of
                                 President                   Executive Committee, January,
                                                             1990 - January, 2000; Manager
                                                             and Vice President, Blair
                                                             Payroll LLC, May, 2000 -
                                                             present.

John E. Zawacki.....  53         Director,          1988     President and Chief Executive
                             President, Chief                Officer, December, 1999 -
                            Executive Officer,               present; Member of Executive
                               and Member of                 Committee, October, 1996 -
                            Executive Committee              present; Manager and
                                                             President, Blair Payroll LLC,
                                                             May, 2000 - present; Vice
                                                             President (Womenswear),
                                                             January, 1988 - December,
                                                             1999.

---------------

(1) David A. Blair is the nephew of Robert W. Blair.

(2) Steven M. Blair is not related to either Robert W. Blair or David A. Blair.

     The table below sets forth the name of each executive officer of the Company not listed above, his name, age, position with the Company, present principal occupation and business experience during the past five years.

                                                  EXECUTIVE             BUSINESS
                               POSITION WITH       OFFICER          EXPERIENCE DURING
        NAME          AGE         COMPANY           SINCE            PAST FIVE YEARS
        ----          ---         -------           -----            ---------------
Timothy J. Baker....  55      Vice President        1990      Vice President (Planning) for
                                (Planning)                    the past five years.

Mark J. Espin.......  46      Vice President        1999      Vice President (Womenswear),
                               (Womenswear)                   December, 1999 - present;
                                                              Assistant Vice President
                                                              (Womenswear), January, 1991 -
                                                              December, 1999.

Patrick J.
  Kennedy...........  52      Vice President        1996      Vice President (Home
                              (Home Products)                 Products) for the past five
                                                              years.

John A. Lasher......  50      Vice President        1987      Vice President (Advertising)
                               (Advertising)                  for the past five years;
                                                              Director, Blair Holdings,
                                                              Inc., September, 1993 -
                                                              present; President, Blair
                                                              Holdings, Inc., September,
                                                              2001 - present.

Jeffrey H.
  Parnell...........  40      Vice President        2000      Vice President (E-commerce),
                               (E-commerce)                   September, 2000 - present;
                                                              Chief Executive Officer,
                                                              Eximious, Inc. and Eximious,
                                                              Ltd., Northfield, IL and
                                                              London, U.K., November, 1998
                                                              - August, 2000; Vice
                                                              President, Marketing/Business
                                                              Development, Overton's, Inc.,
                                                              Greenville, NC, September,
                                                              1994 - November, 1998.

Michael A. Rowe.....  47      Vice President        2000      Vice President (Information
                               (Information                   Services), January, 2000 -
                                 Services)                    present; Assistant Vice
                                                              President (Information
                                                              Services) July, 1998 -
                                                              December, 1999; Senior
                                                              Director (Information
                                                              Services) April, 1997 - July,
                                                              1998; Senior Director of
                                                              Information Services, Finest
                                                              Supermarkets, Maple Heights,
                                                              OH, August, 1995 - April,
                                                              1997.

Randall A.
  Scalise...........  47      Vice President        1993      Vice President (Fulfillment)
                               (Fulfillment)                  for the past five years.

                                                  EXECUTIVE             BUSINESS
                               POSITION WITH       OFFICER          EXPERIENCE DURING
        NAME          AGE         COMPANY           SINCE            PAST FIVE YEARS
        ----          ---         -------           -----            ---------------
Lewis Shapiro.......  56      Vice President        2000      Vice President (Crossing
                             (Crossing Pointe)                Pointe), January, 2000 -
                                                              present; Assistant Vice
                                                              President and Senior Director
                                                              (Womenswear), June, 1999 -
                                                              December, 1999; Executive
                                                              Director Retail, Military
                                                              Channel, Louisville, KY,
                                                              October, 1998 - May, 1999;
                                                              Vice President and General
                                                              Manager, America's Health
                                                              Network, Orlando, FL, August,
                                                              1994 - September, 1998.

James H. Smith......  55      Vice President        1995      Vice President (Corporate
                                (Corporate                    Facilities Planning), August,
                                Facilities                    2000 - present; Vice
                                 Planning)                    President (Corporate
                                                              Development and Facilities),
                                                              April, 1997 - August, 2000;
                                                              Vice President (Building and
                                                              Property), January, 1995 -
                                                              April, 1997.

Lawrence R.
  Vicini............  53      Vice President        1992      Vice President (International
                              (International                  Trade) for the past five
                                  Trade)                      years; Director and
                                                              President, Blair
                                                              International Holdings, Inc.,
                                                              December, 2000 - present;
                                                              Director, Blair
                                                              International, Ltd., January,
                                                              2001 - present; Director,
                                                              Blair International Singapore
                                                              Pte. Ltd., January, 2001 -
                                                              present.

William E. Warrin...  43      Vice President        2000      Vice President (Corporate
                                (Corporate                    Development), August, 2000 -
                               Development)                   present; Director and
                                                              Secretary, Blair
                                                              International Holdings, Inc.,
                                                              December, 2000 - present;
                                                              Director, Blair
                                                              International, Ltd., January,
                                                              2001 - present; Director,
                                                              Blair International Singapore
                                                              Pte. Ltd., January, 2001 -
                                                              present; Divisional Chief
                                                              Financial Officer, Aramark,
                                                              Philadelphia, PA, May, 1997 -
                                                              June, 2000; Chief Financial
                                                              Officer, WearGuard, Norwell,
                                                              MA, May, 1987 - May, 1997.

                                                  EXECUTIVE             BUSINESS
                               POSITION WITH       OFFICER          EXPERIENCE DURING
        NAME          AGE         COMPANY           SINCE            PAST FIVE YEARS
        ----          ---         -------           -----            ---------------
Stephen P.
  Wiedmaier.........  50      Vice President        1998      Vice President (Credit
                            (Credit Management)               Management) December, 1998 -
                                                              present; President and
                                                              Director, Blair Credit
                                                              Services Corporation,
                                                              December, 2000 - present;
                                                              President and Director, Blair
                                                              Factoring Company, December,
                                                              2000 - present; Assistant
                                                              Vice President (Credit
                                                              Management) April, 1997 -
                                                              December, 1998; Assistant
                                                              Vice President (Order
                                                              Handling) September, 1994 -
                                                              April, 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year it complied with all filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners, with the exception of Patrick J. Kennedy, who, due to an oversight, did not report one transaction on a timely basis.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation awarded to, earned by, or paid to the Company's chief executive officer, John E. Zawacki, and its four most highly compensated executive officers other than Mr. Zawacki, (the "named executive officers"), for all services rendered to the Company during 2001 and for each of the previous two years:

                                                                          LONG-TERM
                                         ANNUAL COMPENSATION             COMPENSATION
                                --------------------------------------   ------------
                                                                          SECURITIES
       NAME AND                                         OTHER ANNUAL      UNDERLYING       ALL OTHER
  PRINCIPAL POSITION     YEAR   SALARY(1)   BONUS(2)   COMPENSATION(3)    OPTIONS(4)    COMPENSATION(5)
  ------------------     ----   ---------   --------   ---------------   ------------   ---------------
John E. Zawacki........  2001   $427,280    $    --       $  3,822          17,001          $43,061
President and CEO        2000    353,993     73,665        144,350              --           24,932
                         1999    271,840      6,796         39,088              --           28,980
Robert D. Crowley......  2001    233,478         --          2,054           4,002           25,513
Vice President           2000    229,512     38,877         41,012              --           27,025
(Menswear)               1999    234,366      4,474         25,790              --           94,400
Thomas P. McKeever.....  2001    235,986         --          2,940           5,001           21,128
Vice President           2000    227,181     38,843         76,352              --           22,250
(Corporate Affairs       1999    222,690      4,453         39,965              --           20,367
and Human Resources)
Blair T. Smoulder......  2001    390,378         --          3,876           8,001           36,922
Executive Vice           2000    337,253     73,724         97,946              --           47,695
President                1999    347,553      7,537         52,393              --           53,643
Kent R. Sivillo........  2001    250,609         --          2,477           4,500           32,148
Vice President and       2000    242,999     28,523         62,096              --           30,603
Treasurer                1999    231,970      3,375         36,872              --           29,321

---------------

(1) There were no directors' fees paid to the named executive officers during 1999, 2000 and 2001.

(2) On February 16, 2001, the Executive Officer Compensation Committee approved an incentive award schedule for fiscal year 2001. Executive officers were eligible to receive awards equal to a percentage of their salary income for 2001. The base payout goal for 2001 was $23.5 million such that no incentive awards would be received unless the Company's income before income taxes equaled or exceeded this threshold figure. The income before income taxes in 2001 was $12,704,146. Consequently, no incentive compensation was paid by the Company to its executive officers for fiscal year 2001. Incentive compensation was paid by the Company to its executive officers in 2001 for 2000 and in 2000 for 1999.

    The figure for 2000 includes the following amounts paid by the Company to the named executive officers to allow such officers to pay in full for restricted stock awards issued pursuant to the Company's Employee Stock Purchase Plan in 1991, 1992 and 1993: John E. Zawacki ($22,552); Robert D. Crowley ($21,170); Thomas P. McKeever ($19,056); Blair T. Smoulder ($33,828); and Kent R. Sivillo ($6,894).

(3) This aggregate figure includes the dollar value of the difference between the price paid by the named executive officer for stock and the fair market value of the stock purchased on the date of purchase pursuant to the Company's Employee Stock Purchase Plan or 2000 Omnibus Stock Plan, and the sum of amounts reimbursed for payment of taxes on restricted stock awards and interest imputed on the deferred payment for restricted stock not yet fully paid for with respect to the named executive officer. No restricted stock awards were granted pursuant to the Company's Employee Stock Purchase Plan or the 2000 Omnibus Stock Plan in 2001.

    Aggregate restricted stock award holdings at the end of 2001 for each of the named executive officers were:

                                                                NUMBER OF SHARES    DOLLAR VALUE
                                                                ----------------    -------------
                                                                                    (ON 12/31/01)
            John E. Zawacki.................................         12,500            $73,060
            Robert D. Crowley...............................          6,600             39,320
            Thomas P. McKeever..............................          9,500             56,260
            Blair T. Smoulder...............................         12,425             74,198
            Kent R. Sivillo.................................          8,034             47,390

    In previous years, restricted stock awards were made under the Company's Employee Stock Purchase Plan ("ESPP"). (On April 17, 2001, in light of the adoption of the 2000 Omnibus Stock Plan, the Company's Board of Directors terminated the ESPP and returned the remaining shares reserved under the ESPP to Treasury.) The purchase price for shares purchased under the ESPP is paid over time out of cash dividends, when and if declared and paid by the Company. No cash is received by the Company at the time the shares are purchased, although the participant receives the rights to receive dividends and vote the shares at that time. Awarded shares are subject to repurchase by the Company for the dividends which have been paid toward the purchase price, if the participant's employment with the Company terminates for reasons other than death, retirement or disability. There is no vesting schedule, and vesting occurs when stock received under the ESPP is fully paid, which will vary with the Company's dividend policy from year to year. Dividends are paid on all shares of restricted stock received pursuant to the ESPP as and when dividends are declared by the Company with respect to all of its outstanding Common Stock. After seven years, an employee may pay off any balance in lieu of having shares held for dividend payment.

(4) Pursuant to the 2000 Omnibus Stock Plan, in 2001 the Company issued nonqualified stock options to certain eligible Participants. The issuance of the nonqualified stock options is described more fully below under "2001 Stock Option Grants" and "Report of the Omnibus Stock Plan Committee."

(5) Includes the Company's contributions made for the benefit and on behalf of the named executive officer under the following:

    A. Life Insurance -- The dollar value of premiums for term life insurance (having a face value in excess of $50,000) paid by the Company for the benefit of each of the named executive officers is:

                                                                 1999      2000      2001
                                                                 ----      ----      ----
            John E. Zawacki.................................    $  862    $  841    $1,043
            Robert D. Crowley...............................       506       497       509
            Thomas P. McKeever..............................       764       491       515
            Blair T. Smoulder...............................     2,125     1,484     1,759
            Kent R. Sivillo.................................       766       535     1,038

    B. Personal and Vacation Days -- The dollar value of all unused personal and vacation days paid by the Company to each of the named executive officers is:

                                                                 1999       2000      2001
                                                                 ----       ----      ----
            John E. Zawacki.................................    $     0    $    0    $    0
            Robert D. Crowley...............................     71,004     4,469     4,394
            Thomas P. McKeever..............................          0       215         0
            Blair T. Smoulder...............................     14,629    14,629         0
            Kent R. Sivillo.................................      8,699     7,386     7,631

     C. The Company's Profit Sharing and 401(k) Plan -- In 2001, the Board renamed the Company's Profit Sharing and Savings Plan the Blair Corporation Profit Sharing and 401(k) Plan. The Board also approved certain amendments to the Plan to be effective as of January 1, 2002. None of the amendments affect the amounts allocated to the named executive officers in 1999, 2000, or 2001.

        The Company's Profit Sharing and 401(k) Plan has two components, a savings component and a profit sharing component. Under the savings component, which is available to all full-time employees of the Company with one year of service, the Company matches employees' contributions to the Plan of 1% to 5% of their salary. In 2001, the Company's contributions, and the earnings thereon, were subject to divestiture in accordance with a vesting schedule under which 20% vests after three years of service to the Company, with an additional 20% vesting after each year thereafter until full vesting is achieved after seven years of service. Amounts allocated to the named executive officers are:

                                                                 1999       2000       2001
                                                                 ----       ----       ----
            John E. Zawacki.................................    $13,630    $12,197    $20,706
            Robert D. Crowley...............................     11,750     11,453     11,706
            Thomas P. McKeever..............................     11,178     11,386     11,820
            Blair T. Smoulder...............................     13,918     13,514     15,512
            Kent R. Sivillo.................................     11,630     12,167     12,557

        Under the 2001 profit sharing component of the Company's Profit Sharing and 401(k) Plan, which covers all employees of the Company, the Company contributed 10% of its "adjusted net income," as defined in the Plan, to the Plan's trust fund. Amounts contributed by the Company to the trust fund are allocated among participating employees based on salary and years of service to the Company, but allocations to the executive officers listed in this table are limited to $35,000 (adjusted to take into account cost-of-living adjustments provided for under Section 415(d) of the Internal Revenue Code since 1986). The amounts allocated are invested in accordance with the instructions of the individual Plan participants in investments approved by the Plan trustees. Amounts allocated to the named executive officers are:

                                                           1999     2000     2001
                                                           ----     ----     ----
            John E. Zawacki.............................  $5,742   $8,192   $3,207
            Robert D. Crowley...........................   5,742    8,192    3,207
            Thomas P. McKeever..........................   5,707    8,144    3,189
            Blair T. Smoulder...........................   5,760    8,216    3,216
            Kent R. Sivillo.............................   5,735    8,182    3,203

     D. Benefit Restoration Plans -- The following amounts were paid as reimbursement under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under the savings component of the Company's Profit Sharing and 401(k) Plan due to limitations imposed by tax law:

                                                           1999     2000     2001
                                                           ----     ----     ----
            John E. Zawacki.............................  $3,170   $    0   $9,665
            Robert D. Crowley...........................   1,388        0    3,100
            Thomas P. McKeever..........................       0        0    3,072
            Blair T. Smoulder...........................   7,039    3,531    8,773
            Kent R. Sivillo.............................       0        0    4,451

        The following amounts were paid as reimbursement under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under the profit sharing component of the Company's Profit Sharing and 401(k) Plan due to limitations impacted by tax law:

                                                          1999      2000     2001
                                                          ----      ----     ----
            John E. Zawacki............................  $ 5,576   $3,702   $8,440
            Robert D. Crowley..........................    4,011    2,416    2,597
            Thomas P. McKeever.........................    2,719    2,014    2,532
            Blair T. Smoulder..........................   10,173    6,322    7,662
            Kent R. Sivillo............................    2,490    2,333    3,268

        The above-stated amounts of reimbursement under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under both the profit sharing and savings components of the Company's Profit Sharing and 401(k) Plan were paid by the Company to the named executive officers in 2001 for 2000, in 2000 for 1999 and in 1999 for 1998.

2001 STOCK OPTION GRANTS

     The 2000 Omnibus Stock Plan, (the "Omnibus Plan"), which is administered by the Omnibus Stock Plan Committee (the "Committee"), permits the grant of awards to officers, directors, employees and consultants of the Company or of any of the Company's affiliates (each, a "Participant"). The Committee may grant to eligible Participants awards of incentive stock options or nonqualified stock options; provided, however, that awards of incentive stock options shall be limited to employees of the Company or of any parent or subsidiary of the Company. No incentive stock options were granted by the Company during the Company's last fiscal year.

     The following table summarizes the individual grants of nonqualified stock options made by the Company to the named executive officers during the Company's last fiscal year, the percent of the total options granted to employees in 2001 that such options represented, the exercise price, expiration date, and grant date present value of such options.

                              SECURITIES      % OF TOTAL
                              UNDERLYING       OPTIONS        EXERCISE                     GRANT
                                OPTIONS       GRANTED TO       PRICE       EXPIRATION   DATE PRESENT
NAME                          GRANTED(1)     EMPLOYEES(2)   ($/SHARE)(3)      DATE        VALUE(4)
----                          ----------     ------------   ------------      ----        --------
John E. Zawacki............     17,001          18.78%         $17.10       04/16/11      $125,807
Robert D. Crowley..........      4,002           4.42%         $17.10       04/16/11      $ 29,615
Thomas P. McKeever.........      5,001           5.52%         $17.10       04/16/11      $ 37,007
Blair T. Smoulder..........      8,001           8.84%         $17.10       04/16/11      $ 59,207
Kent R. Sivillo............      4,500           4.97%         $17.10       04/16/11      $ 33,300

---------------

(1) The nonqualified stock options granted in 2001 vest in three equal annual installments, beginning on April 16, 2002.

(2) The total number of nonqualified stock options granted to employees in 2001 was 90,519. This figure was used to calculate the percent of total options granted to the named executive officers.

(3) The exercise price of the nonqualified stock options granted in 2001 is equal to the fair market value of the Common Stock of the Company at the time of the grant (April 16, 2001). No options granted pursuant to the Omnibus Plan may be repriced, except in the context of a stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares or the like, which event affects similarly all of the Company's outstanding shares of Common Stock.

(4) The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 5.2%; dividend yield of 3.5%; volatility factor of the expected market price of the Company's common stock of .547; and a weighted-average expected life of the option of 7 years. The per share fair value of the options granted in 2001, which has been used to calculate the grant date present value of the total options granted, was $7.40.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the named executive officers as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                                              NUMBER OF SECURITIES
                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                   OPTIONS AT              IN THE MONEY OPTIONS AT
                                                 FISCAL YEAR-END              FISCAL YEAR-END*
                                           ---------------------------   ---------------------------
NAME                                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                       -----------   -------------   -----------   -------------
John E. Zawacki..........................      --           17,001           $ 0          $93,506
Robert D. Crowley........................      --            4,002           $ 0          $22,011
Thomas P. McKeever.......................      --            5,001           $ 0          $27,506
Blair T. Smoulder........................      --            8,001           $ 0          $44,006
Kent R. Sivillo..........................      --            4,500           $ 0          $24,750

---------------

* Based on the market value of the underlying Common Stock at December 31, 2001 ($22.60) minus the exercise price ($17.10).

COMMITTEES OF THE BOARD OF DIRECTORS

     During 2001, the Board of Directors held thirteen meetings. With the exception of Harriet Edelman who attended 66% of the total number of meetings of the Board of Directors following her appointment as a director, each nominee for election to the Board of Directors attended more than 75 percent of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which he or she served.

     The Board of Directors has the following standing committees which met during fiscal year 2001: Executive Committee, Nominating Committee, Executive Officer Compensation Committee, Omnibus Stock Plan Committee, and Audit Committee. On April 17, 2001, in light of the creation of the Omnibus Stock Plan Committee, the Company eliminated the Employee Stock Purchase Plan Committee.

EXECUTIVE COMMITTEE

     The Company has a standing Executive Committee of the Board of Directors which held eight meetings during 2001. The Executive Committee of the Board of Directors consists of Murray K. McComas, Robert W. Blair, John O. Hanna, Craig
N. Johnson and John E. Zawacki.

NOMINATING COMMITTEE

     The Nominating Committee, which consists of Robert W. Blair, Gerald A. Huber, John O. Hanna, and Craig N. Johnson, held one meeting during 2001. The Nominating Committee is responsible for considering and recommending the nominees for director to stand for election at the Company's Annual Meeting of Stockholders, as well as recommending director candidates in the interim and recommending nominees for executive officer positions.

EXECUTIVE OFFICER COMPENSATION COMMITTEE

     The Executive Officer Compensation Committee, consisting of Robert W. Blair, John O. Hanna, Gerald A. Huber, and Craig N. Johnson, recommends policies for and levels of executive officer compensation. The Executive Officer Compensation Committee held three meetings during 2001.

OMNIBUS STOCK PLAN COMMITTEE

     The Omnibus Stock Plan Committee, which consists of Robert W. Blair, John
O. Hanna and Gerald A. Huber, administers the Company's 2000 Omnibus Stock Plan. The Omnibus Stock Plan Committee held two meetings during 2001.

AUDIT COMMITTEE

     The Audit Committee consists of John O. Hanna, Gerald A. Huber and Craig N. Johnson. Each of the members of the Audit Committee is independent, as defined by the listing standards of the American Stock Exchange. The Audit Committee assists the Board of Directors in fulfilling its responsibilities concerning corporate accounting, the reporting practices of the Company and the integrity and quality of financial reports of the Company. The Audit Committee met four times during 2001. The Board of Directors adopted a written charter for the Audit Committee in June 2000, a copy of which was included as an appendix to the proxy statement for the Company's 2001 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee reviewed with the Company's internal auditors and independent auditors, the overall scope and plans for their respective audits, and the results of internal audit examinations. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the overall quality of the Company's financial reporting process.

     The Committee discussed and reviewed with the independent auditors communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements. In addition, the Committee considered the compatibility of nonaudit services with the auditors' independence.

     The Committee, or its Chairman on behalf of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with management and independent auditors prior to public release. The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above mentioned reviews and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board of Directors concurred in such recommendation.

                                         MEMBERS OF THE AUDIT COMMITTEE

                                         John O. Hanna (Chairman)
                                         Gerald A. Huber
                                         Craig N. Johnson

COMPENSATION OF DIRECTORS

     In 2001, non-management members of the Board of Directors, with the exception of Harriet Edelman and Ronald L. Ramseyer, each received an annual retainer of a stock grant of 750 shares of the Company's Common Stock for transfer on April 17, 2001 and a cash grant equal to the value of 750 shares of the Company's Common Stock calculated as of the close of business on April 17, 2001. The value of this April 17, 2001 cash grant for each director was $12,937.50. Harriet Edelman, who was appointed to the Board of Directors on July 17, 2001, received a retainer of a stock grant of 575 shares of the Company's Common Stock for transfer on July 17, 2001 and a cash grant equal to the value of 575 shares of the Company's Common Stock calculated as of the close of business on July 17, 2001. The aggregate value of this July 17, 2001 cash grant was $9,775.00. Ronald L. Ramseyer, who was appointed to the Board of Directors on November 15, 2001, received a retainer of a stock grant of 325 shares of the Company's Common Stock for transfer on November 15, 2001 and a cash grant equal to the value of 325 shares of the Company's Common Stock calculated as of the close of business on November 15, 2001. The aggregate value of this November 15, 2001 cash grant was $5,882.50.

     Non-management members also received compensation in 2001 in the amount of $1,000 for each meeting of the Board of Directors attended and $750 for each meeting attended of each of the Committees of the Board of Directors. Murray K. McComas also earned $10,000 per month for serving as the Company's Chairman of the Board. In 2001, Harriet Edelman and Gerald A. Huber deferred all of their directors' compensation, John O. Hanna deferred his fees and cash grant directors' compensation, and Murray K. McComas deferred his stock award and cash grant directors' compensation.

     Management members of the Board of Directors are not compensated for attending meetings of the Board of Directors or its Committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Officer Compensation Committee currently consists of Robert
W. Blair, John O. Hanna, Gerald A. Huber, and Craig N. Johnson. The Omnibus Stock Plan Committee currently consists of Robert W. Blair, John O. Hanna, and Gerald A. Huber. Mr. Hanna, Mr. Huber and Mr. Johnson are non-management directors of the Company. Robert W. Blair was a Vice President and Executive Vice President of the Company in 1989 and 1990, respectively, but he has not served as a Company employee since that time. Although not an appointed member of the Executive Officer Compensation Committee, Murray K. McComas, the Company's Chairman of the Board, participated, at the request of the Committee, in the evaluation and discussion of appropriate salary levels for all executive officers.

                       COMPENSATION COMMITTEE REPORTS ON
                         EXECUTIVE OFFICER COMPENSATION

     For fiscal year 2001, decisions on compensation for executive officers of the Company were made by the Executive Officer Compensation Committee and the Omnibus Stock Plan Committee. In accordance with the rules of the Securities and Exchange Commission (the "SEC") designed to enhance disclosure of policies with respect to executive compensation, set forth below are reports submitted by these committees addressing the Company's compensation policies with respect to executive officers for fiscal year 2001. No awards were granted to executive officers in 2001 by the Employee Stock Purchase Plan Committee.

Report of the Executive Officer Compensation Committee

     The Executive Officer Compensation (the "EOC") Committee of the Board of Directors is responsible for salary levels and bonuses for all officers of the Company deemed by the Board of Directors to be within the SEC's definition of "executive officer", i.e., a company's president, any vice president in charge of a principal business unit, division or function or any other officer or person who performs similar policymaking functions for the Company.

     The EOC Committee's decisions on salary levels for executive officers ultimately were subjective, based on consideration of a number of factors. No one factor was determinative of the salary level of any of the executive officers. Moreover, the EOC Committee did not weigh any one factor against any other in a way that makes it possible to assign a numerical value to the weight of any factor in the determination of the salaries of the executive officers.

     Murray K. McComas, the Chairman of the Board and former President of the Company, participated, at the request of the EOC Committee, in the evaluation and discussion of appropriate salary levels for all executive officers other than himself.

     The EOC annually reviews and evaluates base salary and annual bonuses for its executive officers pursuant to a compensation schedule established in 1997 that was based upon the recommendations of an internal Company Salary Review Task Force and Towers Perrin, outside compensation consultants, which conducted a review of compensation for the Company's exempt employees, inclusive of all executive officers. The Schedule established compensation ranges for differing job grades based upon a review process that included both a proxy analysis and compensation surveys of related position responsibilities among similar industries, as well as the regional market, provided by Towers Perrin. Individual salaries are determined on the basis of the executive officer's job grade, experience and individual performance.

     Executive officer salary ranges are reviewed annually, with assistance from Towers Perrin, to provide for as-needed and market-based adjustments. Ongoing market benchmarking relative to the placement of individual executive officer positions within the compensation structure is performed commensurate with changes in assigned duties and responsibilities. With the assistance of Towers Perrin, a comprehensive and market-based assessment of the executive officer compensation structure is performed every three to four years.

     In 2001, the Committee reviewed all base salary ranges at executive officer levels in comparison with documented market ranges provided by Towers Perrin. With the exception of those of Mr. Zawacki and Mr. Smoulder, all position ranges were consistent with market. Mr. Zawacki's and Mr. Smoulder's compensation was found to be below their respective ranges and they were granted increases of 21% and 18%, respectively, to place them within the lower half of their salary range. All other executive officer merit increases ranged from 2.5 - 5% and fell within their respective salary ranges.

     On February 16, 2001, the EOC Committee reviewed and approved the incentive award schedule for fiscal year 2001. Under this incentive award schedule, executive officers were eligible to receive awards equal to a percentage of their base salary income for the year. The percentage is dependent upon the range of the Company's income before income taxes for the year. The threshold payout goal for 2001 was $23,500,000. No incentive awards are received unless the Company's income before income taxes equals or exceeds this threshold figure. If the company's income before income taxes falls higher, within a graduated range, incentive awards are increased. In 2001, the Company failed to meet the incentive threshold goal and, as a result, no incentive awards were granted.

                                         MEMBERS OF THE EXECUTIVE OFFICER
                                         COMPENSATION COMMITTEE

                                         Gerald A. Huber (Chairman)
                                         Robert W. Blair
                                         John O. Hanna
                                         Craig N. Johnson

                                         Murray K. McComas
                                           (not a member of the Committee)

Report of the Omnibus Stock Plan Committee

     Prior to 2001, the Company's Employee Stock Purchase Plan Committee (the "ESPP Committee"), which administered the Company's Employee Stock Purchase Plan (the "ESPP"), was responsible for determining grants of stock awards for officers and employees of the Company under the ESPP. Effective April 17, 2001, with the termination of the ESPP, this responsibility shifted to the Omnibus Stock Plan Committee (the "Omnibus Committee"), which administers the Company's 2000 Omnibus Stock Plan (the "OSP"). The Omnibus Committee is made up of non-management directors who are not participants in the Plan. Decisions of the Omnibus Committee are final and binding on the Company, subject to ratification by the Board of Directors.

     The OSP, a comprehensive benefits plan adopted at the Company's April 18, 2000 Annual Meeting of Stockholders, gives the Company the ability to offer a variety of equity-based incentives to persons who are key to the Company's growth, development, and financial success.

     On April 16, 2001, the Omnibus Committee awarded nonqualified stock option grants to twenty executive officers. The number of stock options granted to each executive officer was based upon compensation ranges established for each executive officer grade level. The stock option compensation ranges were based upon market-based data provided by the compensation consultant company Towers Perrin. In each case, the number of stock options granted to the executive officer fell in the lower portion of the established range for their respective grade level. A total of 90,519 nonqualified stock options were granted in 2001. The options vest in three equal annual installments, beginning on April 16, 2002. The exercise price of the nonqualified stock options granted in 2001 is equal to the fair market value of the Common Stock of the Company at the time of the grant (April 16, 2001).

                                         MEMBERS OF THE
                                         OMNIBUS STOCK PLAN COMMITTEE

                                         Robert W. Blair (Chairman)
                                         John O. Hanna
                                         Gerald A. Huber

                               PERFORMANCE GRAPH

     The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the AMEX Market Value Index and an industry peer group index selected by the Company ("Peer Group Index"). The Peer Group Index consists of Coldwater Creek, Inc., Concepts Direct, Inc., dELiA*s, Inc., Hanover Direct, Inc., J. Jill Group, Inc., Lands' End, Inc., Lillian Vernon Corp., Sharper Image Corp., Spiegel, Inc. and Williams-Sonoma, Incorporated. Companies selected for the Peer Group Index market their products through alternative channels, such as the mail and e-commerce. Real Goods Trading Corp., which was included in the Peer Group Index for the Company's 2001 Proxy Statement, has not been included in the 2002 Peer Group Index because it is no longer a publicly traded company.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

  Among Blair Corporation Common Stock, AMEX Market Value Index and Peer Group
                                    Index**

                                                    BLAIR CORPORATION        AMEX MARKET VALUE INDEX       PEER GROUP INDEX***
                                                    -----------------        -----------------------       -------------------
1/1/97                                                     100                         100                         100
1997                                                        93                         117                         122
1998                                                       123                         118                         141
1999                                                        80                         150                         155
2000                                                       110                         154                          84
2001                                                       138                         145                         144

                                         1/1/97      1997      1998      1999      2000      2001
Blair Corporation                         100         93       123        80       110       138
AMEX Market Value Index                   100        117       118       150       154       145
Peer Group Index***                       100        122       141       155        84       144

Assumes $100 invested on January 1, 1997 in Blair Corporation Stock, AMEX Market Value Index and Peer Group Index.

  * Total return assumes reinvestment of dividends.

 ** Fiscal year ending December 31.

*** Coldwater Creek, Inc. was not a public company for the full five years
    1/1/97 through 12/31/01. Coldwater Creek, Inc. was included in the Peer Group Index 1998 through 2001.

    The closing price of the Company's Common Stock on the American Stock Exchange on February 28, 2002, was $18.20.

                     PROPOSAL 2. APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Company's independent accountants for the year ended December 31, 2001 were Ernst & Young LLP. The Company's Board of Directors has reappointed Ernst & Young LLP to continue as independent accountants for the Company for the year ending December 31, 2002, subject to the ratification of such appointment by the stockholders. Fees for the last fiscal year were: annual audit - $148,350; and all other fees - $675,759, including audit-related services in the amount of $36,556 and all other non-audit services in the amount of $639,203.

     A resolution calling for the ratification of the appointment of Ernst & Young LLP will be presented at the Annual Meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to appropriate questions.

     The Board of Directors recommends ratification of the appointment of Ernst & Young LLP.

                                 OTHER MATTERS

     Management does not know of any matters to be brought before the meeting other than the matters that are set forth in the Notice of the Annual Meeting of Stockholders that accompanies this Proxy Statement and are described herein. In the event that any such matters do come properly before the meeting, it is intended that the persons named in the form of proxy solicited by management will vote all proxies in accordance with their best judgment.

RECEIPT OF STOCKHOLDER PROPOSALS

     Any stockholder proposals which are to be presented for inclusion in the Company's proxy materials for the 2003 Annual Meeting of Stockholders in reliance on Rule 14a-8 of the Securities Exchange Act of 1934 must be received by David A. Blair, Secretary, Blair Corporation, 220 Hickory Street, Warren, Pennsylvania 16366, no later than November 15, 2002. A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2003 Annual Meeting of Stockholders will not be considered timely unless notice of such proposal is received by the Company prior to February 1, 2003. The proxy to be solicited on behalf of the Company for the 2003 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal not considered to have been timely received that nonetheless properly comes before the 2003 Annual Meeting of Stockholders.

EXPENSE OF SOLICITATION OF PROXIES

     The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company without additional compensation therefor. The Company will also request persons, firms and companies holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                              DAVID A. BLAIR
                                              Secretary

March 15, 2002

                             BLAIR CORPORATION LOGO

                                  DETACH CARD
--------------------------------------------------------------------------------

          BLAIR CORPORATION LOGO
                                        THIS PROXY IS SOLICITED ON BEHALF OF
                                    THE BOARD OF DIRECTORS OF BLAIR CORPORATION

          The undersigned hereby appoints Murray K. McComas, David A. Blair, and Kent R. Sivillo, and each of them with power of substitution in each, as proxies to represent the undersigned at the annual meeting of the stockholders of Blair Corporation,
  P       to be held at the Library Theatre, 302 Third Avenue West,
  R       Warren, Pennsylvania on Tuesday, April 16, 2002 at 11:00 A.M.
  O       and at any adjournments thereof, to vote the same number of
  X       shares and as fully as the undersigned would be entitled to
  Y vote if then personally present in the manner directed by the undersigned.

          The Board recommends a vote FOR the election of the nominees listed in Item 1.

          1. THE ELECTION OF DIRECTORS

              FOR all nominees listed below  [ ]         WITHHOLD AUTHORITY  [ ]
              (except as shown below to                  to vote for all
              the contrary)                              nominees listed below

                 David A. Blair, Robert W. Blair, Steven M. Blair, Robert
                 D. Crowley, Harriet Edelman, John O. Hanna, Craig N. Johnson, Murray K. McComas, Thomas P. McKeever, Ronald
                 L. Ramseyer, Kent R. Sivillo, Blair T. Smoulder, John E.
                 Zawacki

                 (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

          The Board recommends a vote FOR the ratification of Ernst & Young LLP as auditors in Item 2.

          2. RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS:

                                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                        (Continued and to be signed, on the reverse side)

                             Blair Building Picture

           BLAIR CORPORATION HEADQUARTERS
                 220 Hickory Street
                Warren, Pennsylvania


                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IN ITEM 1 AND FOR THE RATIFICATION OF AUDITORS IN ITEM 2; AND THE PROXIES ARE AUTHORIZED, IN ACCORDANCE WITH THEIR JUDGMENT, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                                               DATE:                     , 2002
                                                     --------------------

                                               --------------------------------

                                               --------------------------------
                                                          (Sign here)

                                               INSTRUCTIONS: The signer hereby
                                               revokes all proxies heretofore
                                               given by the signer to vote at
                                               said meeting or any adjournments
                                               thereof. NOTE: Please sign
                                               exactly as name appears hereon.
                                               Joint owners should each sign.
                                               When signing as attorney,
                                               executor, trustee, administrator
                                               or guardian, please give full
                                               title as such.


            PLEASE SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO NATIONAL CITY BANK, P.O. BOX 92301,
                          CLEVELAND, OHIO 44197-1200.